UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Securities Purchase Agreement

On September 4, 2015, the Company entered into a First Amendment to Securities Purchase Agreement (the “Amendment”) with Redwood Management, LLC (the “Investor”), amending in certain respects that certain Securities Purchase Agreement dated August 14, 2015, among the Company and the Investor (the “Purchase Agreement”).

Under the Purchase Agreement, the Company agreed to sell, and the Investor agreed to purchase, convertible debentures (the “Debentures”) in the aggregate principal amount of up to $ 3,979,877, in up to 11 tranches. Of the aggregate principal amount, up to $1,000,000 was eligible for purchase by the Investor in its sole discretion at a closing to occur by October 15, 2015 (the “Option”).

Pursuant to the Amendment, the parties have agreed that the aggregate principal amount of the Debentures will instead be $3,978,880, which the Investor will purchase in 9 tranches, and none of which will be subject to the Option. In effect, the Investor has exercised the Option and allocated the $1,000,000 available thereunder among several of the tranche closing dates. The initial closing in the amount of $650,000 took place on August 14, 2015. The remaining amounts were rescheduled to be purchased by the Investor on the dates and in the amounts as follows: $82,220 on August 21, 2015; $207,220 on August 28, 2015; $457,220 on September 4, 2015; $82,220 on September 11, 2015; $250,000 on the date that is 3 business days after the filing of a registration statement on Form S-1 registering the shares of stock underlying the Debentures and any accrued interest thereunder (the “Registration Statement”); $250,000 on the date that is 8 business days after the filing of the Registration Statement; $1,250,000 on the date that is 3 business days after the effective date of the Registration Statement; and $750,000 on the date that is 7 business days after the effective date of the Registration Statement.

Other than as reflected in the Amendment, the terms of the Purchase Agreement remained unchanged.

Any issuances of securities to the Investor described above were made by the Company in reliance upon the exemption from registration under Section 3(a)(9) and 4(a)(2) of the Securities Act of 1933, for securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange and for transactions not involving a public offering.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Securities Purchase Agreement, dated September 4, 2015, among the Company and the Investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: September 11, 2015	By:	/s/ C. Douglas Mitchell
Name: C. Douglas Mitchell
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Securities Purchase Agreement, dated September 4, 2015, among the Company and the Investor